Exhibit 10.41
AWARD CERTIFICATE
Long Term Incentive Plan Award
[Name]
This is to certify that the above employee (the “Participant”) is the holder of an Award under the Flutter Entertainment plc
2023 Long Term Incentive Plan (the “Plan”) granted by Flutter Entertainment plc (the “Company”) on the date (the “Grant
Date”), of the type and over the number of ordinary shares of €0.09 each in Flutter Entertainment plc (“Shares”) as is set in the table below.
The Award is granted subject to the rules of the Plan (the “Plan Rules”). All definitions used in this Award Notification shall have the meanings given to them in the Plan Rules unless otherwise defined in this Award Notification.
Subject to the Plan Rules, the Participant’s continued employment and the Remuneration Committee’s determination as to achievement of the Performance Conditions applicable to each successive three-year Performance Period, the Award will Vest as set out below:

Grant Date	Award Type	Exercise Price per Share	Number of Shares Under Award	Performance Periods	Performance Conditions	Normal Vesting Date (becomes exercisable)	Lapse Date*
[●]	Nil-Cost Option	Nil	[●]	[●]	See attached	[●]	[●]
* If not exercised by that date, assuming continued employment with the Flutter group of companies.
The maximum number of Shares that may Vest in aggregate under this Award is [●], and in respect of each of the successive
Performance Periods applicable to the Award is as set out in the table above.  The Performance Conditions for the first
Performance Period have been set by the Remuneration Committee and accompany this notice.  The Performance Conditions attaching to each subsequent Performance Period will be notified by way of supplementary notification to you at, or as soon as they have been confirmed by the Remuneration Committee.  Performance Conditions may be amended by the
Remuneration Committee at any time in the manner provided for in the Plan Rules.
Subject to the rights of the deceased Participant’s personal representatives to receive Shares pursuant to the Award as set out in the Plan Rules, the Award shall be personal to the Participant to whom it is granted and is not capable of being transferred, assigned or changed in any way.  Prior to the Vesting and exercise of the Award you shall not have any rights over or in respect of the Shares and on Vesting and exercise your rights shall be limited to those Shares in respect of which the
Remuneration Committee has determined that relevant Performance Conditions applicable to the relevant Performance
Period have been achieved.
Any Shares allotted or transferred pursuant to the Award shall be subject to the Memorandum and Articles of Association of the Company as adopted and as amended from time to time.
Participation in the Plan is a discretionary, non-pensionable benefit, which does not form part of the Participant’s contract of employment. The participant should not assume that an award will be granted each year under the Plan or any other share plan operated by the Company.
Neither the Award nor the Plan benefit from any special tax treatment. No Group Member warrants that any particular tax treatment will apply. The participant may be liable to pay income tax and/or social security contributions on the grant,
Vesting or exercise of the Award as per the tax laws in the country where they reside.
A copy of the Plan Rules is available under the Documents section of the Participant’s Shareworks account.
The Award is subject to, among other rules, the provisions in regard to Malus and Clawback and Personal Data as set out in the Plan Rules at clauses 5 and 18 of the Plan Rules. By accepting the Award, the Participant agrees to these provisions and also agrees to be bound by such other malus and clawback policy or (amended) rules as the Company may adopt at any time to the extent necessary or appropriate (as determined by the Company) to comply with any applicable laws. Any such supplementary policy or (amended) rules will be made available on the Shareworks portal.
The Award is not effective and shall be deemed not to have been granted if the Participant has not confirmed, within the time limit set, their agreement to be bound by the Plan Rules, including the provisions in regard to Malus and Clawback (as may be supplemented or amended) and Personal Data.
oOo
PERFORMANCE CONDITIONS
[●]